Supplement to the
Fidelity Advisor® Emerging Asia Fund
Class A, Class M, Class C, Class I and Class Z
December 29, 2018
Prospectus

Effective June 1, 2019, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Dance (co-manager) has managed the fund since September 2016.

Xiaoting Zhao (co-manager ) has managed the fund since June 2019.

It is expected that Mr. Dance will transition off of the fund effective on or about December 31, 2019. At that time, Mr. Zhao will assume sole portfolio manager responsibilities for the fund.

Effective June 1, 2019, the following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

John Dance is co-manager of the fund, which he has managed since September 2016. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager.

Xiaoting Zhao is co-manager of the fund, which he has managed since June 2019. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Zhao has worked as a research analyst and portfolio manager.

It is expected that Mr. Dance will transition off of the fund effective on or about December 31, 2019. At that time, Mr. Zhao will assume sole portfolio manager responsibilities for the fund.

AEA-19-01 1.725513.148	May 15, 2019